Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET	Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	Successor
	December 31,
	2023	2022
Computer equipment	$812	$559
Furniture and equipment	928	560
Leasehold improvements	2,511	2,468
Total	4,251	3,587
Less accumulated depreciation	(1,167)	(425)
Property and equipment, net	$3,084	$3,162
The aggregate depreciation expense related to property and equipment was $0.8 million and $0.5 million for the year ended December 31, 2023 (Successor) and for the period from January 27, 2022 through December 31, 2022 (Successor), respectively. The aggregate depreciation expense related to property and equipment was not material for the period from January 1, 2022 through January 26, 2022 (Predecessor).